EXHIBIT 10.2

                     NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made by and between Texoil, Inc., a Nevada corporation, with its principal place of business in Houston, Texas (the "Company"), and John L. Graves ("Optionee").

      NOW, THEREFORE, in consideration of the mutual benefit to be derived herefrom, the Company and Optionee agree as follows:

      1. GRANT OF OPTION. The Company hereby grants to Optionee the right, privilege and option (the "Option") to purchase 783,722 shares of its common stock (the "Shares") at $0.2277 per share, in the manner and subject to the conditions provided hereinafter.

      2. TIME OF EXERCISE OF OPTION. The Option shall vest immediately in Optionee and may be exercised by Optionee at any time prior to December 31, 1999, subject to the terms of this Agreement. Any exercise may be with respect to any part or all of the Shares then exercisable pursuant to such Option, subject to a minimum exercise amount of 10,000 shares. Such Option must be exercised prior to the earlier of (i) December 31, 1999; or (ii) termination of the Option as set forth in Section 6 below. In no event shall the Company be required to transfer fractional shares to Optionee or those entitled hereunder to Optionee's rights herein.

      3. METHOD OF EXERCISE. The Optionee or Optionee's representative must exercise this Option by giving written notice to the Secretary of the Company in the form attached hereto as Exhibit A, including therewith a certified or bank cashier's check in the appropriate amount payable to the Company. The notice shall specify the election to exercise the Option and the number of Shares for which it is being exercised. The notice shall be signed by the person or persons exercising this Option. In the event that this Option is being exercised by the representative of Optionee, the notice shall be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. Optionee or Optionee's representative shall deliver to the Secretary of the Company, at the time of giving notice, payment in full in cash.

      The Company shall thereafter cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as community property or as joint tenants with rights of survivorship). Except as otherwise provided in this Agreement, the Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

      4. RESTRICTIONS ON EXERCISE AND DELIVERY. The exercise of each Option shall be subject to the conditions that, if at any time the Company shall determine, in its sole and absolute discretion,

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            (i)   the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto,

            (ii) the listing, registration, or qualification of any shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, or

            (iii) the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto,

then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Optionee shall execute such documents and take such other actions as are satisfactory to the Company to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspension of exercisability imposed pursuant to this Section.

      5. SHARES AND ADJUSTMENTS. The Company agrees that it will at all times during the term of this Option reserve and keep available sufficient authorized but unissued or reacquired common stock to satisfy the requirements of this Agreement.

      Subject to any required action by the shareholders of the Company, the number of Shares subject to this Option and the exercise price shall be adjusted proportionately for any increase or decrease in the number of issued shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

      Subject to any required actions by the shareholders of the Company, upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation, or similar transaction ("Capital Transaction"), this Option shall terminate, unless such Option is assumed by a successor corporation in a merger or consolidation.

      To the extent the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Board of Directors of the Company, whose determination shall be conclusive and binding on the persons.

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      The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

      Whenever the Company shall take any action resulting in adjustment as provided herein, the Company shall forthwith deliver notice of such action to Optionee, which notice shall set forth the number of shares subject to this Option and the exercise price resulting therefrom.

      6. TERMINATION OF OPTION. Except as otherwise provided in this Agreement, the Option granted under this Agreement, to the extent not previously exercised, shall terminate forthwith upon the first to occur of any of the following events:

            (a)   the dissolution or liquidation of the Company; or

            (b) the breach by Optionee of this Agreement.

      7. NONTRANSFERABILITY OF OPTION. The Option granted under this Agreement shall not be transferable and may be exercised only by Optionee; provided, however, that in the case of the death of Optionee, the Option granted under this Agreement may be transferred to and exercised by the executor or administrator of the estate of Optionee or the person or persons to whom the Option granted under this Agreement shall have been validly transferred by the executor or administrator pursuant to Optionee's will or the laws of descent and distribution.

      8. RESTRICTIONS ON TRANSFER OF SHARES ACQUIRED; REPRESENTATIONS AND WARRANTIES. Optionee represents and warrants to the Company that he understands that, as of the date of this Agreement, the Option and the Shares of the Company issuable upon exercise of the Option have not been registered under the Securities Act of 1933 as amended ("Act") or qualified under any applicable state securities laws and they must be held indefinitely unless they are subsequently registered and qualified thereunder or an exemption from registration is available. Optionee further represents and warrants to the Company that he will not transfer any of the Shares acquired hereunder in violation of the provisions of any applicable securities statute or regulation. Optionee acknowledges that the Company has made no agreements, covenants or undertakings whatsoever (a) to register any of the Shares issuable upon this Option under the Act or any applicable securities laws or (b) about the availability of any exemption under the Act (including the availability of Rule
144) or applicable state securities laws. Optionee also acknowledges that currently there is no public market for the Shares and that such a market may never develop. Optionee further represents and warrants (i) that the issuance of the Option has not been accompanied by any advertisement, (ii) Optionee has a pre-existing personal and business relationship with certain of the officers and directors of the Issuer, and has access to any information regarding the Issuer necessary to evaluate the risks of investing in it, and (iii) Optionee is experienced in investments such as that represented by the Option, and can afford to lose such an investment.

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      9. RESTRICTIVE LEGENDS. Each certificate evidencing the Shares acquired hereunder shall be imprinted with legends indicating that certain restrictions exist as to any transfer of the Shares including but not limited to restrictions imposed by federal and state securities laws and this Agreement.

      10. REPRESENTATION. Upon any exercise of the Option, Optionee will deliver to the Company a letter in the form attached hereto as Exhibit "A," in which Optionee shall represent and agree that the Shares to be acquired pursuant to the exercise of the Option are being acquired for investment, and not with a view to the sale or distribution thereof. Optionee also agrees to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

      11. RIGHTS AS SHAREHOLDER. Neither Optionee nor his executor, administrator, heirs, or legatees, shall be, or have any rights or privileges of, a shareholder of the Company in respect of the Shares issuable upon exercise of the Option granted under this Agreement, unless and until certificates representing such shares shall have been issued in his name.

      12. EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving Optionee the right to be retained as an employee of the Company or as impairing the right of the Company to terminate his services at any time, with or without cause.

      13. EXPENSES. The Company shall pay all original issue and transfer taxes with respect to the issuance and transfer of the Shares and all other fees and expenses necessarily incurred by the Company in the payment of all federal, state and other personal income taxes payable by Optionee in connection with the grant or exercise of the Option, the issuance of the Shares and any subsequent disposition of such Shares.

      14. ARBITRATION. Any controversy arising under this Agreement shall be settled by arbitration in Houston, Texas before a single arbitrator appointed in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over this Agreement. Each party shall be entitled to prehearing discovery to the maximum extent permitted by law.

      15. NOTICES. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to him at the address given below, or at such address as either party may hereafter designate in writing to the other.

      16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

      17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas.

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      18. TERMINATION OF PRIOR OPTION AGREEMENT. This Agreement replaces and supersedes that certain Non-Qualified Stock Option Agreement between Optionee and Texoil Company, a Tennessee corporation ("Texoil Company"), which agreement was assumed by the Company pursuant to the terms of the merger between Texoil Company and the Company's wholly owned subsidiary.

      IN WITNESS WHEREOF, this Agreement is effective as of April 16, 1993.

                       Texoil, Inc., a Nevada corporation

                                    By:
                                    Its.

                                    OPTIONEE

                                    /S/ JOHN L. GRAVES
                                        John L. Graves

                                    Address:    1600 Smith, Suite 4000
                                                Houston, Texas 77002

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                                    JOHN L. GRAVES

                                    (Name)

                                   (Address)

                                    (Date)

Texoil, Inc.
1600 Smith, Suite 4000
Houston, TX 77002

Ladies and Gentlemen:

      I ("Optionee") hereby exercise Optionee's right to purchase _______ shares of Common Stock ("Shares") of Texoil, Inc., a Nevada corporation ("Issuer"), pursuant to, and in accordance with, a Non-Qualified Stock Option Agreement ("Agreement") between the Issuer and Optionee. As provided in the Agreement, the Optionee delivers herewith a certified or bank cashier's check in the amount of the aggregate option exercise price. Please deliver to the Optionee at the address set forth above stock certificates representing the subject shares registered in the Optionee's name [and ______________________ (SPOUSE), as ______________________ (STYLE OF VESTING - JOINT TENANCY, ETC.) ].

      Optionee makes the following representations and warranties with the understanding that the Issuer will rely upon them in the Issuer's determination of whether the exercise of Optionee's right to purchase Common Stock of the Issuer meets the requirements of exemptions provided under the Securities Act of 1933, as amended, and applicable state securities laws.

      1. The Shares are being purchased by Optionee for investment only, for Optionee's own account, and not with a view to or for sale in connection with any distribution of the Shares. Optionee will not take, or cause to be taken, any action which would cause Optionee, or any entity or person affiliated with Optionee, to be deemed an underwriter with respect to the Shares.

      2.    Optionee:

            (a) has a preexisting personal or business relationship with the Issuer or any of its officers, directors or controlling persons of a nature and duration as would allow Optionee to be aware of the character, business acumen, general business and financial circumstances of the Issuer or of the person with whom such relationship exists; or

               Exhibit A to Non-Qualified Stock Option Agreement

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            (b) by reason of Optionee's business or financial experience, or the business or financial experience of Optionee's professional advisor who is unaffiliated with and is not compensated by the Issuer or any affiliate or selling agent of the Issuer, directly or indirectly, Optionee has the capacity to protect Optionee's interests in connection with the purchase of the Shares.

      3. Optionee acknowledges that an investment in the Issuer represents a speculative investment and a high degree of risk. Optionee acknowledges that Optionee has had the opportunity to obtain and review all information from the Issuer necessary to make a reasonably informed investment decision and that Optionee has had all questions asked of the Issuer answered to the reasonable satisfaction of Optionee. Optionee is able to bear the economic risk of an investment in the Shares.

      4. The purchase of the Shares has not been accompanied by the publication of any advertisement.

      5. Optionee understands and acknowledges that the Shares have not, and will not, be registered under the Securities Act of 1933, as amended, or under any applicable state securities laws. Optionee understands and acknowledges that the Shares may not be sold without compliance with the registration requirements of federal and applicable state securities laws unless an exemption from such laws is available.

      6. Optionee understands that the certificate(s) evidencing the Shares will bear a legend in the form set forth on Exhibit A.

      7. Optionee will notify the Issuer immediately of any change in the above information.

      The foregoing representations and warranties are given on ___________, 199__ at .

                                    John L. Graves

               Exhibit A to Non-Qualified Stock Option Agreement
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                                   EXHIBIT A

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR THE SECURITIES OR BLUE SKY LAWS OF CALIFORNIA OR ANY OTHER STATE AND MAY NOT BE OFFERED AND SOLD UNLESS REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE OR BLUE SKY LAWS, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED ANY OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION QUALIFICATION OR APPROVAL IS NOT REQUIRED.

               Exhibit A to Non-Qualified Stock Option Agreement
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